Exhibit 10.7

TERMINATION AGREEMENT

This TERMINATION AGREEMENT (“Agreement”) is dated as of the 20th day of November, 2008 and effective as of the Closing Date subject to consummation of the Closing, between GMAC RESIDENTIAL FUNDING OF CANADA, LIMITED, a corporation organized under the laws of Canada (“RFOC”), and RESMOR TRUST COMPANY, a Canadian federally incorporated trust company (“ResMor”).

WHEREAS, RFOC and ResMor entered into a Master Mortgage Purchase Agreement, dated as of April 3, 2008 (the “Mortgage Purchase Agreement”);

WHEREAS, concurrently herewith RFOC is entering into a purchase agreement with GMAC LLC (“GMAC”) (the “Share Purchase Agreement”), pursuant to which GMAC will purchase all of the shares of ResMor Capital Corporation and 102491 Alberta Ltd.;

WHEREAS, in connection with the Share Purchase Agreement, RFOC and ResMor desire to terminate the Mortgage Purchase Agreement as of the date hereof.

NOW THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, RFOC and ResMor hereby agree as follows:

1.	Termination of Agreement. RFOC and ResMor hereby terminate the Mortgage Purchase Agreement pursuant to Section 7.03(a)(i) thereof.

2.	Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and any permitted assigns.

3.	Counterparts. This Agreement may be executed in counterparts (including by facsimile), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.	Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS APPLICABLE THEREIN.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed as of the date first written above.

GMAC RESIDENTIAL FUNDING OF CANADA, LIMITED

By:	/s/ Tracie Tesser
Name:	Tracie Tesser
Title:	President

RESMOR TRUST COMPANY

By:	/s/ Tracie Tesser
Name:	Tracie Tesser
Title:	President